Exhibit 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ John W. Ballantine
Signature

John W. Ballantine
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Rodney L. Brown, Jr.
Signature

Rodney L. Brown, Jr.
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Jack E. Davis
Signature

Jack E. Davis
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ David A. Dietzler
Signature

David A. Dietzler
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Kirby A. Dyess
Signature

Kirby A. Dyess
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Mark B. Ganz
Signature

Mark B. Ganz
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Kathryn J. Jackson
Signature

Kathryn J. Jackson
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Neil J. Nelson
Signature

Neil J. Nelson
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ M. Lee Pelton
Signature

M. Lee Pelton
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints James J. Piro, Chief Executive Officer and President, James F. Lobdell, Senior Vice President, Finance, Chief Financial Officer and Treasurer and J. Jeffrey Dudley, Vice President, General Counsel and Corporate Compliance Officer, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of October 26, 2016.

/s/ Charles W. Shivery
Signature

Charles W. Shivery
Print Name